UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    June 5, 2012

SILLENGER EXPLORATION CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-53420 (Commission File Number)	45-3864001 (I.R.S. Employer Identification No.)
1560 Bayview Ave. Suite 305, Toronto, Ontario (Address of principal executive offices)		M4G 3B8 (Zip Code)

Registrant’s telephone number, including area code  (905) 647-9090

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01	Entry into Definitive Material Agreement

Pursuant to the Exclusive Representative Agreement, by and between Sillenger Exploration Corp. (“SLGX” or the “Company”) and First African Exploration Corp. (“FAX”) dated September 16, 2011 (“the FAX Contract”), on June 5, 2012, the parties agreed that FAX is entitled to a fee of $950,000 to compensate FAX for set-up costs and all efforts of FAX for procuring a contract with the Government of the Republic of Benin, dated November 25, 2011 (the “Benin Contract”).  The fee of $950,000 is full and final compensation for FAX past services relating to the procurement and set-up phase of the Benin Contract and is due immediately.  The Company expects to pay the fee if and when funding becomes available.  If the entire fee is not paid by November 30, 2012, any remaining balance of the fee shall be subject to interest of nine percent (9%) annually, calculated quarterly.

The parties agreed that the fees for the execution phase of the Benin Contract will be subject to review by SLGX and will be dependent on time spent by FAX personnel on the ground in Benin post November 25, 2011. The fee for the execution phase, when assessed, will be contingent upon the availability of project-specific financing for the Contract.

Also on June 5, 2012, the Company engaged the services FAX to assist SLGX in securing the project financing of approximately $37M for the Company's Airborne Geophysical Survey project in Benin.  The engagement specifies that Sillenger will pay a yet to be determined fee to FAX upon a successful closing of the financing.

The Company shall file copies of the agreements with the Company’s annual report on Form 10-K that will be filed on or before June 14, 2012.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "project," "should," "plan," "expect," "anticipate" "believe," "estimate" and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent our management's judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under "Risk Factors" found in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 15, 2011, and its Form 10-Qs on file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sillenger Exploration Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SILLENGER EXPLORATION CORP.

Dated: June 8, 2012
By: /s/ John Gillespie
John Gillespie –CEO & President